Exhibit 99.2

Second Quarter
Financial Supplement
June 30, 2026
2

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

Group Benefits
Statements of Adjusted Earnings Available to Common Shareholders	10
Other Expenses by Major Category; and Other Information	11

RIS
Statements of Adjusted Earnings Available to Common Shareholders	12
Future Policy Benefits; Policyholder Account Balances; General Account Retained Balances; and Total Liabilities	13
Other Expenses by Major Category; and Spread	14

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	15
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; Other Information; and Asia General Account Assets Under Management	16

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	17
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	18

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	19
Other Expenses by Major Category; and Other Information	20

MIM
Statements of Adjusted Earnings Available to Common Shareholders	21
Assets Under Management; and Other Revenues by Client Segment	22

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders	23
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	24

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	25
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	26
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	27
Footnotes	28

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues; Adjusted Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-10

METLIFE
As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Revenues
Premiums	$10,810	$10,555	$16,691	$12,120	$11,435	$22,533	$23,555
Universal life and investment-type product policy fees	1,259	1,247	1,268	1,343	1,372	2,488	2,715
Net investment income	5,661	6,089	5,924	5,355	6,702	10,546	12,057
Other revenues	679	724	737	852	845	1,366	1,697
Net investment gains (losses)	(273)	(325)	(160)	(670)	(428)	(660)	(1,098)
Net derivative gains (losses)	(796)	(929)	(646)	74	(772)	(364)	(698)
Total revenues	17,340	17,361	23,814	19,074	19,154	35,909	38,228

Expenses
Policyholder benefits and claims	10,767	10,369	16,776	11,864	11,335	22,573	23,199
Policyholder liability remeasurement (gains) losses	5	(159)	35	(13)	18	(26)	5
Market risk benefit remeasurement (gains) losses	(277)	(263)	(267)	120	(270)	22	(150)
Interest credited to policyholder account balances	2,400	2,561	2,342	1,674	3,067	4,047	4,741
Policyholder dividends	146	134	129	124	125	290	249
Amortization of DAC, VOBA and negative VOBA	528	522	545	568	588	1,047	1,156
Interest expense on debt	269	271	263	265	292	527	557
Other expenses, net of capitalization of DAC	2,522	2,716	2,874	2,965	2,964	5,095	5,929
Total expenses	16,360	16,151	22,697	17,567	18,119	33,575	35,686
Income (loss) before provision for income tax	980	1,210	1,117	1,507	1,035	2,334	2,542
Provision for income tax expense (benefit)	245	308	301	345	256	649	601
Net income (loss)	735	902	816	1,162	779	1,685	1,941
Less: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	6	6	7	(23)	43	11	20
Net income (loss) attributable to MetLife, Inc.	729	896	809	1,185	736	1,674	1,921
Less: Preferred stock dividends	31	66	31	45	31	97	76
Preferred stock redemption premium	—	12	—	—	—	—	—
Net income (loss) available to MetLife, Inc.'s common shareholders	$698	$818	$778	$1,140	$705	$1,577	$1,845

Premiums, fees and other revenues	$12,748	$12,526	$18,696	$14,315	$13,652	$26,387	$27,967

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Net income (loss) available to MetLife, Inc.'s common shareholders	$698	$818	$778	$1,140	$705
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(273)	(325)	(160)	(670)	(428)
Less: Net derivative gains (losses)	(796)	(929)	(646)	74	(772)
Less: Market risk benefit remeasurement gains (losses)	277	263	267	(120)	270
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(61)	20	(514)	77	(129)
Less: Provision for income tax (expense) benefit	195	223	190	170	234
Add: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	6	6	7	(23)	43
Add: Preferred stock redemption premium	—	12	—	—	—
Adjusted earnings available to common shareholders	1,362	1,584	1,648	1,586	1,573
Less: Total notable items (2)	—	18	(61)	—	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,362	$1,566	$1,709	$1,586	$1,573

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.03	$1.22	$1.17	$1.74	$1.09
Less: Net investment gains (losses)	(0.40)	(0.49)	(0.24)	(1.02)	(0.66)
Less: Net derivative gains (losses)	(1.18)	(1.39)	(0.98)	0.11	(1.19)
Less: Market risk benefit remeasurement gains (losses)	0.41	0.39	0.40	(0.18)	0.42
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.10)	0.04	(0.78)	0.11	(0.20)
Less: Provision for income tax (expense) benefit	0.29	0.33	0.29	0.26	0.36
Add: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	0.01	0.01	0.01	(0.04)	0.07
Add: Preferred stock redemption premium	—	0.02	—	—	—
Adjusted earnings available to common shareholders per diluted common share	2.02	2.37	2.49	2.42	2.43
Less: Total notable items per diluted common share (2)	—	0.03	(0.09)	—	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$2.02	$2.34	$2.58	$2.42	$2.43

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$89	$—	$—	$—
Litigation reserves and settlement costs	—	—	(32)	—	—
Tax adjustments	—	(71)	(29)	—	—
Total notable items	$—	$18	$(61)	$—	$—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$0.13	$—	$—	$—
Litigation reserves and settlement costs	—	—	(0.05)	—	—
Tax adjustments	—	(0.11)	(0.04)	—	—
Total notable items per diluted common share	$—	$0.03	$(0.09)	$—	$—

	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Weighted average common shares outstanding - diluted	675.0	669.1	662.2	655.7	646.9

(1)See Pages A-1 and A-7 for further information.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Pages A-2 and A-3 for further information.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Book value per common share (1)	$35.79	$39.52	$39.02	$37.92	$38.59
Adjusted book value per common share (1)	$56.23	$56.57	$57.07	$57.41	$57.71

	For the Three Months Ended
Unaudited	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Return on MetLife, Inc.'s (2):
Common stockholders' equity	11.7%	13.1%	12.0%	18.2%	11.5%

Adjusted return on MetLife, Inc.'s (2):
Adjusted common stockholders' equity	14.6%	16.9%	17.6%	17.0%	17.0%
Adjusted common stockholders' equity, excluding total notable items (3)	14.6%	16.7%	18.3%	17.0%	17.0%

	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Common shares outstanding, beginning of period	673.3	666.8	660.7	655.3	646.0
Share repurchases	(6.5)	(6.3)	(5.4)	(10.1)	(8.7)
Newly issued shares	—	0.2	—	0.8	0.5
Common shares outstanding, end of period	666.8	660.7	655.3	646.0	637.8

Weighted average common shares outstanding - basic	670.8	664.7	658.1	652.0	642.6
Dilutive effect of the exercise or issuance of stock-based awards	4.2	4.4	4.1	3.7	4.3
Weighted average common shares outstanding - diluted	675.0	669.1	662.2	655.7	646.9

MetLife Policyholder Trust Shares	108.6	107.4	105.9	104.6	102.5

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further information.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further information.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Total revenues	$17,340	$17,361	$23,814	$19,074	$19,154	$35,909	$38,228
Less: Adjustments to total revenues:
Net investment gains (losses)	(273)	(325)	(160)	(670)	(428)	(660)	(1,098)
Net derivative gains (losses)	(796)	(929)	(646)	74	(772)	(364)	(698)
Investment hedge adjustments	(102)	(100)	(105)	(84)	(170)	(205)	(254)
Depreciation of wholly-owned real estate and real estate joint ventures (1)			(72)	(61)	(54)		(115)
Asymmetrical and non-economic accounting, excluding Investment hedge adjustments	42	78	100	132	131	78	263
Joint venture adjustments	16	(8)	(64)	18	23	(26)	41
Unit-linked contract income	498	580	366	(318)	998	271	680
Reinsurance activity	47	177	222	301	331	90	632
Consolidated collateralized financing entities	—	—	—	—	23	—	23
Other	(16)	(15)	(17)	—	(3)	(31)	(3)
Divested businesses	3	2	(1)	—	—	8	—
Total adjusted revenues	$17,921	$17,901	$24,191	$19,682	$19,075	$36,748	$38,757

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Net investment income	$5,661	$6,089	$5,924	$5,355	$6,702	$10,546	$12,057
Less: Adjustments to net investment income:
Investment hedge adjustments	(102)	(100)	(105)	(84)	(170)	(205)	(254)
Depreciation of wholly-owned real estate and real estate joint ventures (1)			(72)	(61)	(54)		(115)
Joint venture adjustments	16	(8)	(64)	18	23	(26)	41
Unit-linked contract income	498	580	366	(318)	998	271	680
Reinsurance activity	47	177	222	301	331	90	632
Consolidated collateralized financing entities	—	—	—	—	23	—	23
Divested businesses	—	—	—	—	—	1	—
Adjusted net investment income	$5,202	$5,440	$5,577	$5,499	$5,551	$10,415	$11,050

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Variable investment income (Included in net investment income above)	$195	$483	$497	$518	$231	$522	$749

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Premiums, fees and other revenues	$12,748	$12,526	$18,696	$14,315	$13,652	$26,387	$27,967
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	42	78	100	132	131	78	263
Other	(16)	(15)	(17)	—	(3)	(31)	(3)
Divested businesses	3	2	(1)	—	—	7	—
Adjusted premiums, fees and other revenues	$12,719	$12,461	$18,614	$14,183	$13,524	$26,333	$27,707
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,776	$12,485	$18,663	$14,162	$13,524

(1)See Page A-7 for further information.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Total expenses	$16,360	$16,151	$22,697	$17,567	$18,119	$33,575	$35,686
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	(277)	(263)	(267)	120	(270)	22	(150)
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	31	18	458	24	227	170	251
Market volatility	(40)	(49)	(76)	(74)	(86)	(84)	(160)
Unit-linked contract costs	486	578	366	(302)	992	252	690
Reinsurance activity	45	135	166	205	201	87	406
Consolidated collateralized financing entities	—	—	—	—	19	—	19
Other	21	2	15	53	48	40	101
Divested businesses	6	10	14	5	7	15	12
Total adjusted expenses	$16,088	$15,720	$22,021	$17,536	$16,981	$33,073	$34,517

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Capitalization of DAC	$(787)	$(852)	$(882)	$(959)	$(950)	$(1,485)	$(1,909)
Less: Divested businesses	—	—	—	—	—	—	—
Adjusted capitalization of DAC	$(787)	$(852)	$(882)	$(959)	$(950)	$(1,485)	$(1,909)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Other expenses	$3,309	$3,568	$3,756	$3,924	$3,914	$6,580	$7,838
Less: Adjustments to other expenses:
Reinsurance activity	45	135	166	205	201	87	406
Other	21	2	15	53	48	40	101
Divested businesses	7	9	12	5	7	15	12
Adjusted other expenses	$3,236	$3,422	$3,563	$3,661	$3,658	$6,438	$7,319
Adjusted other expenses, on a constant currency basis	$3,226	$3,403	$3,573	$3,652	$3,658

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026
Other expenses, net of capitalization of DAC	$2,522	$2,716	$2,874	$2,965	$2,964	$5,095	$5,929

Premiums, fees and other revenues	$12,748	$12,526	$18,696	$14,315	$13,652	$26,387	$27,967

Expense ratio	19.8%	21.7%	15.4%	20.7%	21.7%	19.3%	21.2%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026
Adjusted other expenses by major category
Direct expenses	$1,445	$1,443	$1,528	$1,583	$1,580	$2,904	$3,163
Pension, postretirement and postemployment benefit costs	66	69	74	70	70	136	140
Premium taxes, other taxes, and licenses & fees	158	272	246	199	192	318	391
Commissions and other variable expenses	1,567	1,638	1,715	1,809	1,816	3,080	3,625
Adjusted other expenses	3,236	3,422	3,563	3,661	3,658	6,438	7,319
Adjusted capitalization of DAC	(787)	(852)	(882)	(959)	(950)	(1,485)	(1,909)
Adjusted other expenses, net of adjusted capitalization of DAC	$2,449	$2,570	$2,681	$2,702	$2,708	$4,953	$5,410

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026
Employee-related costs	$935	$962	$946	$1,094	$1,050	$1,926	$2,144
Third-party staffing costs	392	374	415	368	387	745	755
General and administrative expenses	118	107	167	121	143	233	264
Direct expenses	1,445	1,443	1,528	1,583	1,580	2,904	3,163
Less: Total notable items related to direct expenses (1)	—	—	40	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,445	$1,443	$1,488	$1,583	$1,580	$2,904	$3,163

Adjusted other expenses, net of adjusted capitalization of DAC	$2,449	$2,570	$2,681	$2,702	$2,708	$4,953	$5,410
Less: Total notable items related to adjusted other expenses (1)	—	102	81	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,449	$2,468	$2,600	$2,702	$2,708	$4,953	$5,410

Adjusted premiums, fees and other revenues	$12,719	$12,461	$18,614	$14,183	$13,524	$26,333	$27,707
Less: PRT	328	(10)	5,775	843	510	1,804	1,353
Adjusted premiums, fees and other revenues, excluding PRT	$12,391	$12,471	$12,839	$13,340	$13,014	$24,529	$26,354

Direct expense ratio	11.4%	11.6%	8.2%	11.2%	11.7%	11.0%	11.4%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	11.7%	11.6%	11.6%	11.9%	12.1%	11.8%	12.0%

Adjusted expense ratio	19.3%	20.6%	14.4%	19.1%	20.0%	18.8%	19.5%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	19.8%	19.8%	20.3%	20.3%	20.8%	20.2%	20.5%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further information.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$298,737	$304,645	$315,931	$316,110	$322,183
Equity securities, at estimated fair value	790	788	858	927	932
Contractholder-directed equity securities and fair value option securities, at estimated fair value	11,694	12,270	13,959	13,435	14,809
Mortgage loans	86,868	85,843	84,593	83,726	82,856
Policy loans	8,664	8,589	8,547	8,455	8,226
Real estate and real estate joint ventures	14,007	13,932	13,440	13,356	13,065
Other limited partnership interests	14,279	14,741	14,917	14,531	14,801
Short-term investments, principally at estimated fair value	5,300	5,962	3,601	4,948	8,016
Other invested assets	16,352	16,932	16,332	17,624	17,675
Total investments	456,691	463,702	472,178	473,112	482,563
Cash and cash equivalents, principally at estimated fair value	22,178	20,233	22,032	22,687	19,301
Accrued investment income	3,532	3,791	3,719	3,796	3,774
Premiums, reinsurance and other receivables	31,503	40,329	49,059	50,335	50,635
Market risk benefits, at estimated fair value	352	392	458	392	490
Deferred policy acquisition costs and value of business acquired	20,993	21,175	21,107	21,269	21,571
Current income tax recoverable	554	374	660	455	426
Deferred income tax assets	2,925	2,719	2,585	2,901	3,167
Goodwill	9,142	9,095	9,613	9,565	9,536
Other assets	11,425	11,572	11,822	11,013	11,059
Separate account assets	143,175	146,344	151,933	147,686	156,850
Total assets	$702,470	$719,726	$745,166	$743,211	$759,372

LIABILITIES, MEZZANINE EQUITY AND EQUITY
Liabilities
Future policy benefits	$198,965	$199,169	$208,855	$206,628	$206,150
Policyholder account balances	232,433	235,312	236,857	239,836	245,458
Market risk benefits, at estimated fair value	2,709	2,585	2,406	2,522	2,235
Other policy-related balances	19,899	20,361	20,070	20,444	20,559
Policyholder dividends payable	367	369	356	337	349
Payables for collateral under securities loaned and other transactions	17,147	17,139	17,115	18,157	18,882
Short-term debt	379	378	355	404	460
Long-term debt	15,374	15,300	14,467	14,445	14,244
Collateral financing arrangement	438	398	352	299	286
Subordinated debt securities	4,153	4,154	4,155	5,143	5,144
Notes issued by collateralized financing entities	—	—	1,206	1,138	1,497
Deferred income tax liability	430	574	536	382	311
Other liabilities	39,074	48,452	57,582	57,989	58,986
Separate account liabilities	143,175	146,344	151,933	147,686	156,850
Total liabilities	674,543	690,535	716,245	715,410	731,411

Contingencies, Commitments and Guarantees
Mezzanine Equity
Redeemable noncontrolling interests	—	—	241	206	220

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,822	32,855	32,858	32,921	32,933
Retained earnings	43,447	43,887	44,290	45,058	45,380
Treasury stock, at cost	(29,737)	(30,244)	(30,678)	(31,440)	(32,141)
Accumulated other comprehensive income (loss)	(19,859)	(17,566)	(18,084)	(19,227)	(18,743)
Total MetLife, Inc.'s stockholders' equity	27,685	28,944	28,398	27,324	27,441
Noncontrolling interests	242	247	282	271	300
Total equity	27,927	29,191	28,680	27,595	27,741
Total liabilities, mezzanine equity and equity	$702,470	$719,726	$745,166	$743,211	$759,372

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Adjusted earnings before provision for income tax
GROUP BENEFITS	$508	$577	$589	$555	$636
RIS	460	551	563	558	463
ASIA	489	752	625	689	590
LATIN AMERICA	317	208	270	330	351
EMEA	128	115	129	143	133
MIM	72	78	80	63	76
CORPORATE & OTHER	(141)	(100)	(86)	(192)	(155)
Total adjusted earnings before provision for income tax	$1,833	$2,181	$2,170	$2,146	$2,094

Provision for income tax expense (benefit)
GROUP BENEFITS	$107	$121	$124	$116	$133
RIS	90	110	109	107	86
ASIA	143	212	181	202	170
LATIN AMERICA	84	60	72	101	83
EMEA	28	28	32	33	25
MIM	18	20	20	16	19
CORPORATE & OTHER	(30)	(20)	(47)	(60)	(26)
Total provision for income tax expense (benefit)	$440	$531	$491	$515	$490

Adjusted earnings available to common shareholders
GROUP BENEFITS	$401	$456	$465	$439	$503
RIS	370	441	454	451	377
ASIA	346	540	444	487	420
LATIN AMERICA	233	148	198	229	268
EMEA	100	87	97	110	108
MIM	54	58	60	47	57
CORPORATE & OTHER (1)	(142)	(146)	(70)	(177)	(160)
Total adjusted earnings available to common shareholders (1)	$1,362	$1,584	$1,648	$1,586	$1,573

(1)Includes impact of preferred stock dividends of $31 million, $66 million, $31 million, $45 million and $31 million for the three months ended June 30, 2025, September 30, 2025, December 31, 2025, March 31, 2026 and June 30, 2026, respectively.

GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Adjusted revenues
Premiums	$5,801	$5,662	$5,632	$5,848	$5,819	$11,564	$11,667
Universal life and investment-type product policy fees	240	227	236	230	242	473	472
Net investment income	345	356	358	352	357	698	709
Other revenues	405	417	419	461	451	839	912
Total adjusted revenues	6,791	6,662	6,645	6,891	6,869	13,574	13,760

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,161	4,982	4,889	5,147	5,053	10,344	10,200
Policyholder liability remeasurement (gains) losses	(4)	(9)	(3)	(2)	(2)	(22)	(4)
Interest credited to policyholder account balances	73	73	71	70	69	145	139
Capitalization of DAC	(7)	(7)	(7)	(6)	(6)	(12)	(12)
Amortization of DAC, VOBA and negative VOBA	7	7	6	12	8	13	20
Interest expense on debt	1	1	—	1	2	2	3
Other expenses	1,052	1,038	1,100	1,114	1,109	2,128	2,223
Total adjusted expenses	6,283	6,085	6,056	6,336	6,233	12,598	12,569
Adjusted earnings before provision for income tax	508	577	589	555	636	976	1,191
Provision for income tax expense (benefit)	107	121	124	116	133	205	249
Adjusted earnings	401	456	465	439	503	771	942
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	401	456	465	439	503	771	942
Less: Total notable items	—	(2)	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$401	$458	$465	$439	$503	$771	$942

Adjusted premiums, fees and other revenues	$6,446	$6,306	$6,287	$6,539	$6,512	$12,876	$13,051

GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Direct and allocated expenses	$507	$502	$534	$540	$529
Pension, postretirement and postemployment benefit costs	15	14	15	15	14
Premium taxes, other taxes, and licenses & fees	88	87	89	94	94
Commissions and other variable expenses	442	435	462	465	472
Adjusted other expenses	$1,052	$1,038	$1,100	$1,114	$1,109
Adjusted capitalization of DAC	(7)	(7)	(7)	(6)	(6)
Adjusted other expenses, net of adjusted capitalization of DAC	$1,045	$1,031	$1,093	$1,108	$1,103

OTHER INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Group Life (2)
Adjusted premiums, fees and other revenues	$2,371	$2,328	$2,321	$2,379	$2,367
Mortality ratio	83.0%	83.4%	81.1%	80.1%	79.0%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,876	$2,814	$2,866	$3,019	$2,957
Interest adjusted benefit ratio (4)	74.8%	72.5%	72.2%	75.8%	73.9%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

RIS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Adjusted revenues
Premiums	$1,210	$1,045	$7,030	$2,212	$1,587	$3,494	$3,799
Universal life and investment-type product policy fees	102	99	104	109	113	206	222
Net investment income	2,166	2,189	2,229	2,252	2,219	4,356	4,471
Other revenues	70	70	75	69	69	139	138
Total adjusted revenues	3,548	3,403	9,438	4,642	3,988	8,195	8,630

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	2,045	1,836	7,829	3,066	2,466	5,165	5,532
Policyholder liability remeasurement (gains) losses	1	(14)	26	(20)	3	(14)	(17)
Interest credited to policyholder account balances	903	888	878	883	908	1,786	1,791
Capitalization of DAC	(46)	(50)	(80)	(87)	(83)	(83)	(170)
Amortization of DAC, VOBA and negative VOBA	21	19	22	23	24	40	47
Interest expense on debt	4	3	4	3	2	7	5
Other expenses	160	170	196	216	205	329	421
Total adjusted expenses	3,088	2,852	8,875	4,084	3,525	7,230	7,609
Adjusted earnings before provision for income tax	460	551	563	558	463	965	1,021
Provision for income tax expense (benefit)	90	110	109	107	86	189	193
Adjusted earnings	370	441	454	451	377	776	828
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	370	441	454	451	377	776	828
Less: Total notable items	—	13	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$370	$428	$454	$451	$377	$776	$828

Adjusted premiums, fees and other revenues	$1,382	$1,214	$7,209	$2,390	$1,769	$3,839	$4,159
Less: PRT	328	(10)	5,775	843	510	1,804	1,353
Adjusted premiums, fees and other revenues, excluding PRT	$1,054	$1,224	$1,434	$1,547	$1,259	$2,035	$2,806

RIS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Balance, end of period (at balance sheet discount rate) (2)	$73,506	$74,263	$84,988	$84,300	$84,563
Less: Accumulated other comprehensive (income) loss	(2,366)	(1,209)	(1,732)	(2,968)	(2,505)
Balance, end of period (at original discount rate)	$75,872	$75,472	$86,720	$87,268	$87,068

Future policyholder benefits subject to reinsurance (at balance sheet discount rate) (2)	$2,266	$7,750	$12,786	$12,503	$12,377
Add: Accumulated other comprehensive (income) loss	(27)	(149)	(63)	116	67
Balance, end of period (at original discount rate)	$2,239	$7,601	$12,723	$12,619	$12,444

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Balance, end of period	$92,197	$92,291	$93,549	$96,115	$99,283

Policyholder account balances subject to reinsurance		$3,327	$4,297	$4,571	$5,131

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES GENERAL ACCOUNT RETAINED BALANCES (3)

Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Balance, end of period	$165,830	$156,835	$163,249	$166,193	$168,776

TOTAL LIABILITIES

Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
General account retained balances (3)	$165,830	$156,835	$163,249	$166,193	$168,776
Separate account liabilities	54,864	55,671	57,128	56,089	56,447
Synthetic GICS (4)	53,740	51,920	52,664	52,257	52,056
Longevity Reinsurance (5)	30,087	29,293	37,025	36,440	36,001
Total liability exposure retained, end of period	$304,521	$293,719	$310,066	$310,979	$313,280

Total liability exposure, end of period	$306,760	$304,647	$327,086	$328,169	$330,855

(1)Includes $3,910 million, $3,964 million, $3,948 million, $3,973 million and $3,960 million of DPL at June 30, 2025, September 30, 2025, December 31, 2025, March 31, 2026 and June 30, 2026, respectively.

(2)Represents the current discount rate at the respective balance sheet date.
(3) Includes future policyholder benefits (at original discount rate) and policyholder account balances, both excluding amounts subject to reinsurance.

(4)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(5)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the U.K. PRT market.

RIS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Direct and allocated expenses	$89	$88	$90	$93	$86
Pension, postretirement and postemployment benefit costs	4	4	5	5	4
Premium taxes, other taxes, and licenses & fees	3	7	32	15	7
Commissions and other variable expenses	64	71	69	103	108
Adjusted other expenses	$160	$170	$196	$216	$205
Adjusted capitalization of DAC	(46)	(50)	(80)	(87)	(83)
Adjusted other expenses, net of adjusted capitalization of DAC	$114	$120	$116	$129	$122

SPREAD

	For the Three Months Ended
Unaudited	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Investment income yield, excluding variable investment income yield	5.07%	5.07%	5.10%	5.02%	5.07%
Variable investment income yield	5.45%	13.46%	12.37%	12.15%	4.13%
Total investment income yield	5.08%	5.36%	5.35%	5.26%	5.04%

Average crediting rate	4.31%	4.33%	4.34%	4.28%	4.27%
Amortization of DPL and losses at inception (1)	(0.21)%	(0.24)%	(0.23)%	(0.21)%	(0.20)%
Total average crediting rate	4.10%	4.09%	4.11%	4.07%	4.07%

Annualized general account spread (2)	0.98%	1.27%	1.24%	1.19%	0.97%
Annualized general account spread, excluding variable investment income yield	0.97%	0.98%	0.99%	0.95%	1.00%

(1)Includes the amortization of DPL of (0.22%) for the three months ended June 30, 2025, (0.23%) for each of the three months ended September 30, 2025 and December 31, 2025, (0.22%) for the three months ended March 31, 2026, and (0.21%) for the three months ended June 30, 2026.

(2)The general account is comprised of invested assets supporting future policy benefits and policyholder account balances.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Adjusted revenues
Premiums	$1,278	$1,290	$1,222	$1,294	$1,237	$2,538	$2,531
Universal life and investment-type product policy fees	399	407	428	427	441	805	868
Net investment income	1,204	1,374	1,405	1,461	1,375	2,408	2,836
Other revenues	22	20	21	17	20	37	37
Total adjusted revenues	2,903	3,091	3,076	3,199	3,073	5,788	6,272

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,051	1,074	1,010	1,088	1,030	2,088	2,118
Policyholder liability remeasurement (gains) losses	(12)	(141)	6	(15)	(15)	(23)	(30)
Interest credited to policyholder account balances	757	804	825	833	862	1,468	1,695
Capitalization of DAC	(418)	(435)	(413)	(465)	(470)	(769)	(935)
Amortization of DAC, VOBA and negative VOBA	223	207	208	211	214	439	425
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	813	830	815	858	862	1,562	1,720
Total adjusted expenses	2,414	2,339	2,451	2,510	2,483	4,765	4,993
Adjusted earnings before provision for income tax	489	752	625	689	590	1,023	1,279
Provision for income tax expense (benefit)	143	212	181	202	170	305	372
Adjusted earnings	346	540	444	487	420	718	907
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$346	$540	$444	$487	$420	$718	$907
Less: Total notable items	—	70	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$346	$470	$444	$487	$420	$718	$907

Adjusted premiums, fees and other revenues	$1,699	$1,717	$1,671	$1,738	$1,698	$3,380	$3,436

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Adjusted premiums, fees and other revenues	$1,699	$1,717	$1,671	$1,738	$1,698

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,603	$1,635	$1,642	$1,717	$1,698

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Direct and allocated expenses	$304	$303	$303	$298	$299
Pension, postretirement and postemployment benefit costs	14	13	17	11	12
Premium taxes, other taxes, and licenses & fees	33	33	38	37	36
Commissions and other variable expenses	462	481	457	512	515
Adjusted other expenses	$813	$830	$815	$858	$862
Adjusted capitalization of DAC	(418)	(435)	(413)	(465)	(470)
Adjusted other expenses, net of adjusted capitalization of DAC	$395	$395	$402	$393	$392

Adjusted other expenses, on a constant currency basis	$755	$783	$794	$846	$862

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Japan:
Life	$155	$211	$167	$163	$151
Accident & Health	62	61	57	113	118
Annuities	227	178	119	127	186
Other	2	1	1	1	2
Total Japan	446	451	344	404	457
Other Asia	232	318	245	355	337
Total sales	$678	$769	$589	$759	$794

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Adjusted earnings available to common shareholders	$346	$540	$444	$487	$420
Adjusted earnings available to common shareholders, excluding total notable items	$346	$470	$444	$487	$420

Adjusted earnings available to common shareholders, on a constant currency basis	$337	$520	$442	$485	$420
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$337	$450	$442	$485	$420

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT

Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Asia GA AUM	$129,325	$131,751	$130,514	$128,978	$129,513
Asia GA AUM (at amortized cost)	$139,158	$140,892	$140,168	$140,660	$141,211

Asia GA AUM (at amortized cost), on a constant currency basis	$133,476	$136,444	$138,234	$139,816	$141,211

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Adjusted revenues
Premiums	$1,260	$1,288	$1,443	$1,485	$1,498	$2,424	$2,983
Universal life and investment-type product policy fees	371	377	359	419	416	711	835
Net investment income	445	416	429	409	587	853	996
Other revenues	3	(2)	(6)	(7)	(15)	12	(22)
Total adjusted revenues	2,079	2,079	2,225	2,306	2,486	4,000	4,792

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,216	1,218	1,320	1,349	1,471	2,307	2,820
Policyholder liability remeasurement (gains) losses	—	(4)	—	—	5	(3)	5
Interest credited to policyholder account balances	96	92	87	85	101	194	186
Capitalization of DAC	(176)	(203)	(219)	(240)	(226)	(348)	(466)
Amortization of DAC, VOBA and negative VOBA	137	149	156	173	186	266	359
Interest expense on debt	4	4	3	5	4	8	9
Other expenses	485	615	608	604	594	968	1,198
Total adjusted expenses	1,762	1,871	1,955	1,976	2,135	3,392	4,111
Adjusted earnings before provision for income tax	317	208	270	330	351	608	681
Provision for income tax expense (benefit)	84	60	72	101	83	156	184
Adjusted earnings	233	148	198	229	268	452	497
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$233	$148	$198	$229	$268	$452	$497
Less: Total notable items	—	(75)	(29)	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$233	$223	$227	$229	$268	$452	$497

Adjusted premiums, fees and other revenues	$1,634	$1,663	$1,796	$1,897	$1,899	$3,147	$3,796

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Direct and allocated expenses	$143	$147	$151	$158	$171
Pension, postretirement and postemployment benefit costs	2	1	3	2	2
Premium taxes, other taxes, and licenses & fees	22	123	66	32	26
Commissions and other variable expenses	318	344	388	412	395
Adjusted other expenses	$485	$615	$608	$604	$594
Adjusted capitalization of DAC	(176)	(203)	(219)	(240)	(226)
Adjusted other expenses, net of adjusted capitalization of DAC	$309	$412	$389	$364	$368

Adjusted other expenses, on a constant currency basis	$534	$651	$644	$611	$594
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$339	$433	$413	$367	$368

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Mexico	$205	$228	$229	$271	$194
Chile	135	129	131	136	140
All other	79	117	114	119	122
Total sales	$419	$474	$474	$526	$456

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Adjusted premiums, fees and other revenues	$1,634	$1,663	$1,796	$1,897	$1,899
Adjusted earnings available to common shareholders	$233	$148	$198	$229	$268
Adjusted earnings available to common shareholders, excluding total notable items	$233	$223	$227	$229	$268

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,789	$1,780	$1,882	$1,905	$1,899
Adjusted earnings available to common shareholders, on a constant currency basis	$258	$166	$205	$230	$268
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$258	$241	$234	$230	$268

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Adjusted revenues
Premiums	$626	$638	$679	$689	$698	$1,208	$1,387
Universal life and investment-type product policy fees	84	82	98	99	98	162	197
Net investment income	61	66	68	67	67	119	134
Other revenues	9	7	10	9	10	17	19
Total adjusted revenues	780	793	855	864	873	1,506	1,737

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	309	333	334	337	335	586	672
Policyholder liability remeasurement (gains) losses	4	3	(1)	3	(5)	4	(2)
Interest credited to policyholder account balances	20	21	25	21	21	37	42
Capitalization of DAC	(136)	(151)	(155)	(155)	(162)	(262)	(317)
Amortization of DAC, VOBA and negative VOBA	88	85	100	97	110	182	207
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	367	387	423	418	441	722	859
Total adjusted expenses	652	678	726	721	740	1,269	1,461
Adjusted earnings before provision for income tax	128	115	129	143	133	237	276
Provision for income tax expense (benefit)	28	28	32	33	25	54	58
Adjusted earnings	100	87	97	110	108	183	218
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	100	87	97	110	108	183	218
Less: Total notable items	—	(1)	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$100	$88	$97	$110	$108	$183	$218

Adjusted premiums, fees and other revenues	$719	$727	$787	$797	$806	$1,387	$1,603

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Direct and allocated expenses	$111	$111	$120	$122	$120
Pension, postretirement and postemployment benefit costs	(3)	2	1	1	3
Premium taxes, other taxes, and licenses & fees	6	7	9	7	18
Commissions and other variable expenses	253	267	293	288	300
Adjusted other expenses	$367	$387	$423	$418	$441
Adjusted capitalization of DAC	(136)	(151)	(155)	(155)	(162)
Adjusted other expenses, net of adjusted capitalization of DAC	$231	$236	$268	$263	$279

Adjusted other expenses, on a constant currency basis	$366	$379	$418	$414	$441
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$231	$232	$265	$261	$279

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Adjusted premiums, fees and other revenues	$719	$727	$787	$797	$806
Adjusted earnings available to common shareholders	$100	$87	$97	$110	$108
Adjusted earnings available to common shareholders, excluding total notable items	$100	$88	$97	$110	$108

Adjusted premiums, fees and other revenues, on a constant currency basis	$717	$716	$779	$789	$806
Adjusted earnings available to common shareholders, on a constant currency basis	$97	$83	$96	$108	$108
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$97	$84	$96	$108	$108
Total sales, on a constant currency basis	$301	$290	$303	$363	$346

MIM STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Adjusted revenues
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	2	1	2	5	2	3	7
Other revenues	237	238	239	314	317	455	631
Total adjusted revenues	239	239	241	319	319	458	638

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	1	1	—	2
Other expenses	167	161	161	255	242	349	497
Total adjusted expenses	167	161	161	256	243	349	499
Adjusted earnings before provision for income tax	72	78	80	63	76	109	139
Provision for income tax expense (benefit)	18	20	20	16	19	27	35
Adjusted earnings	54	58	60	47	57	82	104
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	54	58	60	47	57	82	104
Less: Total notable items	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$54	$58	$60	$47	$57	$82	$104

Operating margin (1)	30.1%	32.6%	33.2%	19.7%	23.8%	23.8%	21.8%

(1)Calculated as adjusted earnings before provision for income tax as a percentage of net investment income plus other revenues.

MIM
ASSETS UNDER MANAGEMENT

Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Institutional Client AUM
Beginning Institutional Client AUM	$185,970	$200,616	$212,390	$319,282	$313,157
Additions	17,118	19,078	19,806	16,264	17,137
Withdrawals	(9,103)	(9,366)	(14,194)	(18,297)	(18,486)
Change in market value	6,631	2,062	1,770	(4,092)	8,651
Acquisitions, dispositions and other	—	—	99,510	—	—
Ending Institutional Client AUM (1)	$200,616	$212,390	$319,282	$313,157	$320,459

MIM GA AUM	$423,671	$420,204	$422,392	$423,134	$427,667

Total AUM	$624,287	$632,594	$741,674	$736,291	$748,126

OTHER REVENUES BY CLIENT SEGMENT
	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Institutional Client	$95	$98	$99	$172	$173
General Account	142	140	140	142	144
Other revenues	$237	$238	$239	$314	$317

(1)Includes $19.5 billion, $18.8 billion and $282.2 billion of Separate Account AUM, Reinsurance AUM and Third‑Party AUM, respectively, at June 30, 2026; $14.5 billion, $19.6 billion and $279.1 billion, respectively, at March 31, 2026; and $15.8 billion, $20.1 billion and $283.4 billion, respectively, at December 31, 2025. At June 30, 2026, certain balances that were previously included in Third-Party AUM were reclassified to exclude them from Third-Party AUM and include them as Separate Account AUM.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Adjusted revenues
Premiums	$632	$632	$684	$592	$596	$1,298	$1,188
Universal life and investment-type product policy fees	63	55	37	34	38	131	72
Net investment income	979	1,038	1,086	953	944	1,978	1,897
Other revenues	(93)	(91)	(96)	(118)	(111)	(180)	(229)
Total adjusted revenues	1,581	1,634	1,711	1,461	1,467	3,227	2,928

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,171	1,160	1,202	1,110	1,063	2,381	2,173
Policyholder liability remeasurement (gains) losses	16	4	6	22	33	32	55
Interest credited to policyholder account balances	35	37	29	27	18	71	45
Capitalization of DAC	(4)	(6)	(8)	(6)	(3)	(11)	(9)
Amortization of DAC, VOBA and negative VOBA	52	55	52	49	42	107	91
Interest expense on debt	260	263	256	255	264	510	519
Other expenses	192	221	260	196	205	380	401
Total adjusted expenses	1,722	1,734	1,797	1,653	1,622	3,470	3,275
Adjusted earnings before provision for income tax	(141)	(100)	(86)	(192)	(155)	(243)	(347)
Provision for income tax expense (benefit)	(30)	(20)	(47)	(60)	(26)	(69)	(86)
Adjusted earnings	(111)	(80)	(39)	(132)	(129)	(174)	(261)
Preferred stock dividends	31	66	31	45	31	97	76
Adjusted earnings available to common shareholders	(142)	(146)	(70)	(177)	(160)	(271)	(337)
Less: Total notable items	—	13	(32)	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$(142)	$(159)	$(38)	$(177)	$(160)	$(271)	$(337)

Adjusted premiums, fees and other revenues	$602	$596	$625	$508	$523	$1,249	$1,031

Adjusted earnings available to common shareholders attributed to business activities	$115	$173	$146	$109	$129	$235	$238

CORPORATE & OTHER
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Annuities	$1,466	$1,457	$1,442	$1,408	$1,406
Long-term care	14,803	15,309	15,224	14,978	15,345
Life and Other	52,748	52,480	52,285	51,954	51,663
Balance, end of period (at balance sheet discount rate)	$69,017	$69,246	$68,951	$68,340	$68,414

Less:
Annuities	$(43)	$(26)	$(32)	$(49)	$(47)
Long-term care	(922)	(547)	(751)	(1,124)	(895)
Life and Other	(26)	(10)	(20)	(39)	(32)
Accumulated other comprehensive (income) loss	$(991)	$(583)	$(803)	$(1,212)	$(974)

Annuities	$1,509	$1,483	$1,474	$1,457	$1,453
Long-term care	15,725	15,856	15,975	16,102	16,240
Life and Other	52,774	52,490	52,305	51,993	51,695
Balance, end of period (at original discount rate)	$70,008	$69,829	$69,754	$69,552	$69,388

Future policy benefits subject to reinsurance (at balance sheet discount rate) (2)
Annuities	$1,345	$1,326	$1,294	$1,255	$1,243
Long-term care	—	—	—	—	—
Life and Other	2,455	2,474	3,934	3,920	3,922
Balance, end of period (at balance sheet discount rate)	$3,800	$3,800	$5,228	$5,175	$5,165

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Annuities	$6,633	$6,545	$6,383	$6,184	$6,039
Life and Other	7,226	7,164	7,093	7,020	6,966
Balance, end of period	$13,859	$13,709	$13,476	$13,204	$13,005

Policyholder account balances subject to reinsurance (2)
Annuities	$2,848	$2,761	$4,258	$4,133	$4,014
Life and Other	6,240	6,178	6,119	6,104	6,036
Balance, end of period	$9,088	$8,939	$10,377	$10,237	$10,050

MARKET RISK BENEFITS

Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Annuities	$2,056	$1,957	$1,788	$1,948	$1,612

Market risk benefits subject to reinsurance (2)	$—	$—	$285	$373	$209

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Annuities	$20,317	$20,252	$19,621	$18,347	$19,258
Life and Other	7,022	7,317	7,302	6,888	7,697
Balance, end of period	$27,339	$27,569	$26,923	$25,235	$26,955

Separate account liabilities subject to reinsurance (3)
Annuities	$77	$77	$8,354	$7,767	$8,276
Life and Other	6,429	6,688	6,666	6,284	7,021
Balance, end of period	$6,506	$6,765	$15,020	$14,051	$15,297

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.
(3) Separate account assets are retained by MetLife; these amounts are not included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. Reinsurance activity and Third-party mortgage loan activity have been excluded from the amounts within this table.
	At or For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026
Fixed Maturity Securities
Yield (1)	4.61%	4.61%	4.57%	4.50%	4.88%	4.49%	4.69%
Investment income (2), (3)	$3,517	$3,485	$3,504	$3,491	$3,845	$6,776	$7,336
Investment gains (losses)	(124)	(150)	(105)	(213)	(209)	(368)	(422)
Ending carrying value (4)	297,565	296,663	299,659	300,040	306,674	297,565	306,674
Mortgage Loans
Yield (1)	5.12%	5.22%	5.26%	5.19%	5.31%	5.17%	5.25%
Investment income (3)	1,026	1,009	1,005	979	992	2,082	1,971
Investment gains (losses)	(288)	(65)	(93)	(119)	(174)	(447)	(293)
Ending carrying value (5)	79,848	76,896	75,767	75,290	74,128	79,848	74,128
Real Estate and Real Estate Joint Ventures
Yield (1)	3.47%	1.83%	4.64%	3.64%	4.77%	3.74%	4.20%
Investment income	120	63	158	120	155	254	275
Investment gains (losses)	3	47	9	(125)	(47)	(37)	(172)
Ending carrying value (6)	14,007	13,932	13,431	13,276	12,922	14,007	12,922
Policy Loans
Yield (1)	5.64%	5.76%	5.74%	5.67%	5.89%	5.51%	5.78%
Investment income	113	115	114	109	108	220	217
Ending carrying value (7)	8,664	8,589	8,547	8,097	7,870	8,664	7,870
Equity Securities
Yield (1)	2.30%	3.46%	5.16%	4.36%	2.78%	4.24%	3.55%
Investment income	3	4	7	6	4	12	10
Investment gains (losses)	45	17	15	(16)	19	33	3
Ending carrying value (8)	790	788	753	804	812	790	812
Other Limited Partnership Interests
Yield (1)	3.46%	11.89%	11.37%	11.75%	3.16%	4.84%	7.55%
Investment income	122	431	419	436	112	344	548
Investment gains (losses)	21	4	—	(43)	6	20	(37)
Ending carrying value (9)	14,265	14,726	14,712	14,222	14,170	14,265	14,170
Cash and Cash Equivalents and Short-term Investments
Yield (1)	4.19%	4.36%	4.07%	4.04%	3.69%	4.30%	3.86%
Investment income	232	239	208	206	196	456	402
Investment gains (losses)	(38)	13	35	(3)	27	(47)	24
Ending carrying value (10)	27,432	25,853	24,319	26,606	26,828	27,432	26,828
Other Invested Assets
Investment income	218	241	318	341	315	583	656
Investment gains (losses)	25	(76)	(104)	(31)	4	29	(27)
Ending carrying value (11)	16,350	16,871	16,193	17,391	17,471	16,350	17,471
Total Investments
Investment income yield (1)	4.73%	4.99%	5.10%	5.03%	5.02%	4.78%	5.03%
Investment fees and expenses yield (1)	(0.13)%	(0.13)%	(0.14)%	(0.17)%	(0.16)%	(0.14)%	(0.16)%
Net Investment Income Yield (1)	4.60%	4.86%	4.96%	4.86%	4.86%	4.64%	4.87%
Investment income	$5,351	$5,587	$5,733	$5,688	$5,727	$10,727	$11,415
Investment fees and expenses	(149)	(147)	(156)	(189)	(176)	(311)	(365)
Net investment income including divested businesses	5,202	5,440	5,577	5,499	5,551	10,416	11,050
Less: Net investment income from divested businesses	—	—	—	—	—	1	—
Adjusted Net Investment Income (12)	$5,202	$5,440	$5,577	$5,499	$5,551	$10,415	$11,050
Ending Carrying Value	$458,921	$454,318	$453,381	$455,726	$460,875	$458,921	$460,875
Investment Portfolio Gains (Losses) (13)	$(356)	$(210)	$(243)	$(549)	$(374)	$(817)	$(923)
Gross investment gains	204	373	418	247	325	346	572
Gross investment losses	(264)	(269)	(471)	(513)	(564)	(687)	(1,077)
Net credit loss (provision) release and (impairments)	(296)	(314)	(190)	(283)	(135)	(476)	(418)
Investment Portfolio Gains (Losses) (13)	(356)	(210)	(243)	(549)	(374)	(817)	(923)
Investment portfolio gains (losses) income tax (expense) benefit	94	41	75	125	101	210	226
Investment Portfolio Gains (Losses), Net of Income Tax	$(262)	$(169)	$(168)	$(424)	$(273)	$(607)	$(697)

Derivative Gains (Losses) (13)	$(892)	$(746)	$(844)	$(256)	$(798)	$(548)	$(1,054)
Derivative gains (losses) income tax (expense) benefit	181	193	192	81	191	82	272
Derivative Gains (Losses), Net of Income Tax	$(711)	$(553)	$(652)	$(175)	$(607)	$(466)	$(782)

See footnotes on Pages 28 and 29.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		June 30, 2025		September 30, 2025		December 31, 2025		March 31, 2026		June 30, 2026
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$81,562	27.5%	$81,720	27.7%	$83,048	27.8%	$83,279	27.8%	$85,119	27.9%
Foreign corporate		58,792	19.9%	57,798	19.6%	58,260	19.6%	57,727	19.4%	59,198	19.4%
Residential mortgage-backed		40,764	13.8%	41,292	14.0%	42,431	14.3%	43,115	14.5%	43,836	14.4%
Foreign government		42,097	14.2%	41,610	14.1%	40,028	13.4%	39,249	13.2%	39,339	12.9%
U.S. government and agency		32,463	11.0%	32,315	11.0%	33,706	11.3%	33,204	11.1%	33,399	11.0%
Asset-backed securities and collateralized loan obligations		20,929	7.1%	20,313	6.9%	20,757	7.0%	22,241	7.5%	24,353	8.0%
Municipals		9,802	3.3%	10,486	3.6%	10,579	3.6%	10,363	3.5%	10,348	3.4%
Commercial mortgage-backed		9,428	3.2%	9,245	3.1%	8,922	3.0%	8,925	3.0%	9,045	3.0%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance activity		$295,837	100.0%	$294,779	100.0%	$297,731	100.0%	$298,103	100.0%	$304,637	100.0%
Reinsurance activity		2,900		9,866		18,200		18,007		17,546
Fixed Maturity Securities Available-For-Sale		$298,737		$304,645		$315,931		$316,110		$322,183

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$203,465	68.8%	$202,215	68.7%	$203,858	68.5%	$204,363	68.6%	$208,376	68.4%
Baa	2	80,262	27.1%	80,465	27.3%	81,877	27.5%	81,961	27.5%	84,187	27.6%
Ba	3	8,566	2.9%	8,364	2.8%	8,273	2.8%	8,103	2.7%	8,405	2.8%
B	4	3,260	1.1%	3,379	1.1%	3,379	1.1%	3,251	1.1%	3,311	1.1%
Caa and lower	5	204	0.1%	258	0.1%	249	0.1%	299	0.1%	270	0.1%
In or near default	6	80	—%	98	—%	95	—%	126	—%	88	—%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance activity		$295,837	100.0%	$294,779	100.0%	$297,731	100.0%	$298,103	100.0%	$304,637	100.0%
Reinsurance activity		2,900		9,866		18,200		18,007		17,546
Fixed Maturity Securities Available-For-Sale (14)		$298,737		$304,645		$315,931		$316,110		$322,183

GROSS UNREALIZED GAINS AND LOSSES:
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		June 30, 2025		September 30, 2025		December 31, 2025		March 31, 2026		June 30, 2026

Gross unrealized gains		$6,192		$7,130		$6,910		$5,436		$5,237
Gross unrealized losses		28,951		26,495		27,287		30,319		29,784
Net Unrealized Gains (Losses), excluding Reinsurance activity		$(22,759)		$(19,365)		$(20,377)		$(24,883)		$(24,547)
Reinsurance activity		(88)		(575)		(644)		(925)		(827)
Net Unrealized Gains (Losses)		$(22,847)		$(19,940)		$(21,021)		$(25,808)		$(25,374)

See footnotes on Pages 28 and 29.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	June 30, 2025		September 30, 2025		December 31, 2025		March 31, 2026		June 30, 2026

Commercial mortgage loans	$46,674		$44,953		$42,406		$41,509		$39,632
Agricultural mortgage loans	18,993		18,045		18,284		18,095		18,512
Residential mortgage loans	15,286		14,968		16,060		16,682		17,135
Mortgage loans held-for-sale	—		—		35		35		—
Total	80,953		77,966		76,785		76,321		75,279
Allowance for credit loss	(1,105)		(1,070)		(1,018)		(1,031)		(1,151)
Mortgage loans, excluding Reinsurance activity and Third-party mortgage loan activity	79,848		76,896		75,767		75,290		74,128
Reinsurance activity	78		2,270		2,459		2,510		3,113
Third-party mortgage loan activity	6,942		6,677		6,367		5,926		5,615
Mortgage loans	$86,868		$85,843		$84,593		$83,726		$82,856

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	June 30, 2025		September 30, 2025		December 31, 2025		March 31, 2026		June 30, 2026
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,611	18.4%	$8,617	19.2%	$8,395	19.8%	$8,466	20.4%	$8,275	20.9%
Non-U.S.	7,839	16.8%	7,555	16.8%	7,076	16.7%	6,824	16.5%	6,729	17.0%
Middle Atlantic	6,561	14.1%	6,369	14.2%	5,699	13.4%	5,385	13.0%	4,965	12.5%
South Atlantic	5,630	12.1%	5,321	11.8%	5,205	12.3%	4,988	12.0%	4,918	12.4%
West South Central	3,274	7.0%	3,195	7.1%	3,260	7.7%	3,122	7.5%	2,956	7.5%
Mountain	2,470	5.3%	2,369	5.3%	2,348	5.5%	2,341	5.6%	2,318	5.8%
New England	2,386	5.1%	2,340	5.2%	2,249	5.3%	2,248	5.4%	2,096	5.3%
East North Central	1,460	3.1%	1,398	3.1%	1,185	2.8%	1,148	2.8%	1,145	2.9%
East South Central	476	1.0%	453	1.0%	451	1.1%	430	1.0%	430	1.1%
West North Central	407	0.9%	405	0.9%	401	0.9%	399	1.0%	398	1.0%
Multi-Region and Other	7,560	16.2%	6,931	15.4%	6,137	14.5%	6,158	14.8%	5,402	13.6%
Total, excluding Reinsurance activity and Third-party mortgage loan activity	46,674	100.0%	44,953	100.0%	42,406	100.0%	41,509	100.0%	39,632	100.0%
Reinsurance activity	78		735		832		795		906
Third-party mortgage loan activity	6,703		6,503		6,162		5,725		5,410
Total	$53,455		$52,191		$49,400		$48,029		$45,948

Office	$17,437	37.3%	$16,820	37.4%	$16,088	38.0%	$15,474	37.3%	$14,746	37.2%
Apartment	8,156	17.5%	8,035	17.9%	7,669	18.1%	7,895	19.0%	7,641	19.3%
Retail	6,768	14.5%	6,505	14.5%	6,013	14.2%	5,975	14.4%	5,980	15.1%
Single Family Rental	4,780	10.2%	4,481	9.9%	4,221	9.9%	4,160	10.0%	3,538	8.9%
Industrial	3,942	8.5%	3,764	8.4%	3,611	8.5%	3,353	8.1%	3,345	8.4%
Hotel	3,285	7.0%	3,151	7.0%	3,134	7.4%	2,851	6.9%	2,719	6.9%
Warehouse Revolvers	2,218	4.8%	2,111	4.7%	1,578	3.7%	1,712	4.1%	1,577	4.0%
Other	88	0.2%	86	0.2%	92	0.2%	89	0.2%	86	0.2%
Total, excluding Reinsurance activity and Third-party mortgage loan activity	46,674	100.0%	44,953	100.0%	42,406	100.0%	41,509	100.0%	39,632	100.0%
Reinsurance activity	78		735		832		795		906
Third-party mortgage loan activity	6,703		6,503		6,162		5,725		5,410
Total	$53,455		$52,191		$49,400		$48,029		$45,948

See footnotes on Pages 28 and 29.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), Reinsurance activity, Third-party mortgage loan activity, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, contractholder-directed equity securities and fair value option securities held by collateralized financing entities. Invested assets reclassified to held-for-sale and ceded policy loans are included in the calculation of yields, but are otherwise excluded from asset carrying values. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $107 million, $99 million, $39 million, ($30) million, and $162 million for the three months ended June 30, 2025, September 30, 2025, December 31, 2025, March 31, 2026 and June 30, 2026, respectively, and $87 million and $132 million for the year-to-date period ended June 30, 2025 and June 30, 2026, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents a reconciliation to ending carrying value presented for fixed maturity securities.
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Fixed maturity securities available-for-sale	$298,737	$304,645	$315,931	$316,110	$322,183
Less: Reinsurance activity	2,900	9,866	18,200	18,007	17,546
Fixed maturity securities available-for-sale, excluding Reinsurance activity	$295,837	$294,779	$297,731	$298,103	$304,637
Add: Fair value option general account and other securities	1,728	1,884	1,928	1,937	2,037
Fixed maturity securities, excluding Reinsurance activity	$297,565	$296,663	$299,659	$300,040	$306,674

(5)The following table presents a reconciliation to ending carrying value presented for mortgage loans.
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Mortgage Loans	$86,868	$85,843	$84,593	$83,726	$82,856
Less: Reinsurance activity	78	2,270	2,459	2,510	3,113
Less: Third-party mortgage loan activity	6,942	6,677	6,367	5,926	5,615
Mortgage loans, excluding Reinsurance activity and Third-party mortgage loan activity	$79,848	$76,896	$75,767	$75,290	$74,128

(6)The following table presents a reconciliation to ending carrying value presented for real estate and real estate joint ventures.
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Real estate and real estate joint ventures	$14,007	$13,932	$13,440	$13,356	$13,065
Less: Reinsurance activity	—	—	9	80	143
Real estate and real estate joint ventures, excluding Reinsurance activity	$14,007	$13,932	$13,431	$13,276	$12,922

(7)The following table presents a reconciliation to ending carrying value presented for policy loans.
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Policy loans	$8,664	$8,589	$8,547	$8,455	$8,226
Less: Reinsurance activity	—	—	—	358	356
Policy loans, excluding Reinsurance activity	$8,664	$8,589	$8,547	$8,097	$7,870

(8)The following table presents a reconciliation to ending carrying value presented for equity securities.
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Equity securities	$790	$788	$858	$927	$932
Less: Reinsurance activity	—	—	105	123	120
Equity securities, excluding Reinsurance activity	$790	$788	$753	$804	$812

(9)The following table presents a reconciliation to ending carrying value presented for other limited partnership interests.
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Other limited partnership interests	$14,279	$14,741	$14,917	$14,531	$14,801
Less: Reinsurance activity	14	15	205	309	631
Other limited partnership interests, excluding Reinsurance activity	$14,265	$14,726	$14,712	$14,222	$14,170

(10)The following table presents a reconciliation to ending carrying value presented for cash and cash equivalents and short-term investments.
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Cash and cash equivalents and short-term investments	$27,478	$26,195	$25,633	$27,635	$27,317
Less: Reinsurance activity	46	342	1,314	1,029	489
Cash and cash equivalents and short-term investments, excluding Reinsurance activity	$27,432	$25,853	$24,319	$26,606	$26,828

(11)The following table presents a reconciliation to ending carrying value presented for other invested assets.
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Other invested assets	$16,352	$16,932	$16,332	$17,624	$17,675
Less: Reinsurance activity	2	61	139	233	204
Other invested assets, excluding Reinsurance activity	$16,350	$16,871	$16,193	$17,391	$17,471

INVESTMENTS FOOTNOTES (CONTINUED)

(12)Adjusted net investment income reflects the adjustments as presented on Page 5.
(13)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026
Net investment gains (losses)	$(273)	$(325)	$(160)	$(670)	$(428)	$(660)	$(1,098)
Less: Non-investment portfolio gains (losses)	86	(88)	(39)	(123)	(32)	151	(155)
Less: Third-party mortgage loan activity	20	(75)	19	(10)	(20)	(14)	(30)
Add: Depreciation of wholly-owned real estate and real estate joint ventures			(72)	(61)	(54)		(115)
Add: Joint venture adjustments	16	(53)	(39)	47	12	(26)	59
Less: Reinsurance activity	—	(1)	(7)	(4)	(46)	—	(50)
Less: Consolidated collateralized financing entities	—	—	—	—	(2)	—	(2)
Less: Other	(7)	(4)	(1)	2	4	(6)	6
Investment portfolio gains (losses)	$(356)	$(210)	$(243)	$(549)	$(374)	$(817)	$(923)

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026
Net derivative gains (losses)	$(796)	$(929)	$(646)	$74	$(772)	$(364)	$(698)
Less: Investment hedge adjustments	102	100	105	84	170	205	254
Add: Joint venture adjustments	—	45	(25)	(29)	11	—	(18)
Less: Reinsurance activity	(22)	(247)	63	218	(130)	(57)	88
Less: Other	16	9	5	(1)	(3)	36	(4)
Derivative gains (losses)	$(892)	$(746)	$(844)	$(256)	$(798)	$(548)	$(1,054)

(14)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings and designations can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$698	$818	$778	$1,140	$705	$1,577	$1,845
Add: Preferred stock dividends	31	66	31	45	31	97	76
Add: Preferred stock redemption premium	—	12	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	6	6	7	(23)	43	11	20
Net income (loss)	735	902	816	1,162	779	1,685	1,941
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(273)	(325)	(160)	(670)	(428)	(660)	(1,098)
Net derivative gains (losses)	(796)	(929)	(646)	74	(772)	(364)	(698)
Market risk benefit remeasurement gains (losses)	277	263	267	(120)	270	(22)	150
Premiums - Divested businesses	3	—	1	—	—	7	—
Universal life and investment-type product policy fees
Asymmetrical and non-economic accounting	—	—	6	25	24	—	49
Divested businesses	—	—	—	—	—	—	—
Net investment income
Investment hedge adjustments	(102)	(100)	(105)	(84)	(170)	(205)	(254)
Joint venture adjustments	16	(8)	(64)	18	23	(26)	41
Depreciation of wholly-owned real estate and real estate joint ventures (1)			(72)	(61)	(54)		(115)
Unit-linked contract income	498	580	366	(318)	998	271	680
Reinsurance activity	47	177	222	301	331	90	632
Consolidated collateralized financing entities	—	—	—	—	23	—	23
Divested businesses	—	—	—	—	—	1	—
Other revenues
Asymmetrical and non-economic accounting	42	78	94	107	107	78	214
Other adjustments	(16)	(15)	(17)	—	(3)	(31)	(3)
Divested businesses	—	2	(2)	—	—	—	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(1)	52	(395)	35	(128)	(76)	(93)
Market volatility	40	49	76	74	86	84	160
Divested businesses	1	(1)	(2)	—	—	—	—
Policyholder liability remeasurement (gains) losses
Asymmetrical and non-economic accounting	—	(2)	(1)	1	1	—	2
Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	(30)	(68)	(61)	(57)	(96)	(94)	(153)
Unit-linked contract costs	(486)	(578)	(366)	302	(992)	(252)	(690)
Divested businesses	—	—	—	—	—	—	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA
Asymmetrical and non-economic accounting	—	—	(1)	(3)	(4)	—	(7)
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Consolidated collateralized financing entities	—	—	—	—	(19)	—	(19)
Divested businesses	—	—	—	—	—	—	—
Other expenses
Reinsurance activity	(45)	(135)	(166)	(205)	(201)	(87)	(406)
Other adjustments, excluding Reinsurance activity	(21)	(2)	(15)	(53)	(48)	(40)	(101)
Divested businesses	(7)	(9)	(12)	(5)	(7)	(15)	(12)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	195	223	190	170	234	218	404
Adjusted earnings	1,393	1,650	1,679	1,631	1,604	2,808	3,235
Less: Preferred stock dividends	31	66	31	45	31	97	76
Adjusted earnings available to common shareholders	$1,362	$1,584	$1,648	$1,586	$1,573	$2,711	$3,159

(1)See Page A-7 for further information.

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026
Actuarial assumption review and other insurance adjustments	$—	$89	$—	$—	$—	$—	$—
Litigation reserves and settlement costs	—	—	(32)	—	—	—	—
Tax adjustments	—	(71)	(29)	—	—	—	—
Total notable items	$—	$18	$(61)	$—	$—	$—	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026
Actuarial assumption review and other insurance adjustments	$—	$(2)	$—	$—	$—	$—	$—
Total notable items	$—	$(2)	$—	$—	$—	$—	$—

RIS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026
Actuarial assumption review and other insurance adjustments	$—	$13	$—	$—	$—	$—	$—
Total notable items	$—	$13	$—	$—	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026
Actuarial assumption review and other insurance adjustments	$—	$70	$—	$—	$—	$—	$—
Total notable items	$—	$70	$—	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026
Actuarial assumption review and other insurance adjustments	$—	$(4)	$—	$—	$—	$—	$—
Tax adjustments	—	(71)	(29)	—	—	—	—
Total notable items	$—	$(75)	$(29)	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026
Actuarial assumption review and other insurance adjustments	$—	$(1)	$—	$—	$—	$—	$—
Total notable items	$—	$(1)	$—	$—	$—	$—	$—

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	June 30, 2025	June 30, 2026
Actuarial assumption review and other insurance adjustments	$—	$13	$—	$—	$—	$—	$—
Litigation reserves and settlement costs	—	—	(32)	—	—	—	—
Total notable items	$—	$13	$(32)	$—	$—	$—	$—

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY

Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Total MetLife, Inc.'s stockholders' equity	$27,685	$28,944	$28,398	$27,324	$27,441
Less: Preferred stock	3,818	2,830	2,830	2,830	2,830
MetLife, Inc.'s common stockholders' equity	23,867	26,114	25,568	24,494	24,611
Less: Unrealized investment gains (losses), net of related offsets and income tax	(16,484)	(14,667)	(15,614)	(19,380)	(18,677)
Deferred gains (losses) on derivatives, net of income tax	(1,466)	(1,239)	(1,588)	(1,015)	(1,325)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	5,876	6,028	6,871	9,001	9,064
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(64)	(83)	(97)	(56)	(80)
Defined benefit plans adjustment, net of income tax	(1,407)	(1,390)	(1,393)	(1,374)	(1,357)
Embedded derivatives - funds withheld on ceded reinsurance, net of income tax (1)	(83)	92	(8)	231	180
Total MetLife, Inc.'s adjusted common stockholders' equity	37,495	37,373	37,397	37,087	36,806
Less: Accumulated year-to-date total notable items, net of income tax (2)	—	18	(43)	—	—
Total MetLife, Inc.'s adjusted common stockholders' equity, excluding total notable items (2)	$37,495	$37,355	$37,440	$37,087	$36,806

Unaudited (In millions, except per share data)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Book value per common share	$35.79	$39.52	$39.02	$37.92	$38.59
Less: Unrealized investment gains (losses), net of related offsets and income tax	(24.72)	(22.20)	(23.83)	(30.00)	(29.28)
Deferred gains (losses) on derivatives, net of income tax	(2.20)	(1.88)	(2.42)	(1.57)	(2.08)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	8.81	9.12	10.49	13.94	14.22
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(0.10)	(0.13)	(0.15)	(0.09)	(0.13)
Defined benefit plans adjustment, net of income tax	(2.11)	(2.10)	(2.13)	(2.13)	(2.13)
Embedded derivatives - funds withheld on ceded reinsurance, net of income tax (1)	(0.12)	0.14	(0.01)	0.36	0.28
Adjusted book value per common share	$56.23	$56.57	$57.07	$57.41	$57.71

Common shares outstanding, end of period	666.8	660.7	655.3	646.0	637.8

	For the Three Months Ended (3)
Unaudited (In millions, except ratios)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026

Return on MetLife, Inc.'s:
Common stockholders' equity	11.7%	13.1%	12.0%	18.2%	11.5%

Adjusted return on MetLife, Inc.'s:
Adjusted common stockholders' equity	14.6%	16.9%	17.6%	17.0%	17.0%
Adjusted common stockholders' equity, excluding total notable items (2)	14.6%	16.7%	18.3%	17.0%	17.0%

Average common stockholders' equity	$23,771	$24,991	$25,841	$25,031	$24,553
Average adjusted common stockholders' equity	$37,267	$37,434	$37,385	$37,242	$36,947
Average adjusted common stockholders' equity, excluding total notable items (2)	$37,267	$37,425	$37,398	$37,242	$36,947

(1)Funds withheld on ceded reinsurance are embedded derivatives related to unrealized investment gains (losses) passed through to reinsurers.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further information.

(3)Annualized using quarter-to-date results.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ADJUSTED OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
GROUP BENEFITS (1)	$6,446	$6,306	$6,287	$6,539	$6,512
RIS (1)	1,382	1,214	7,209	2,390	1,769
ASIA	1,603	1,635	1,642	1,717	1,698
LATIN AMERICA	1,789	1,780	1,882	1,905	1,899
EMEA	717	716	779	789	806
MIM (1)	237	238	239	314	317
CORPORATE & OTHER (1)	602	596	625	508	523
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,776	$12,485	$18,663	$14,162	$13,524
Adjusted premiums, fees and other revenues	$12,719	$12,461	$18,614	$14,183	$13,524

ADJUSTED OTHER EXPENSES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
GROUP BENEFITS (1)	$1,052	$1,038	$1,100	$1,114	$1,109
RIS (1)	160	170	196	216	205
ASIA	755	783	794	846	862
LATIN AMERICA	534	651	644	611	594
EMEA	366	379	418	414	441
MIM (1)	167	161	161	255	242
CORPORATE & OTHER (1)	192	221	260	196	205
Adjusted other expenses, on a constant currency basis	$3,226	$3,403	$3,573	$3,652	$3,658
Adjusted other expenses	$3,236	$3,422	$3,563	$3,661	$3,658

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
GROUP BENEFITS (1)	$401	$456	$465	$439	$503
RIS (1)	370	441	454	451	377
ASIA	337	520	442	485	420
LATIN AMERICA	258	166	205	230	268
EMEA	97	83	96	108	108
MIM (1)	54	58	60	47	57
CORPORATE & OTHER (1)	(142)	(146)	(70)	(177)	(160)
Adjusted earnings available to common shareholders, on a constant currency basis	$1,375	$1,578	$1,652	$1,583	$1,573
Adjusted earnings available to common shareholders	$1,362	$1,584	$1,648	$1,586	$1,573

(1) Amounts on a reported basis, as constant currency impact is not significant.

APPENDIX
METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. MetLife believes that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees and other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted premiums, fees and other revenues, excluding participating contracts	(v)	premiums, fees and other revenues
(vi)	adjusted net investment income	(vi)	net investment income
(vii)	adjusted earnings	(vii)	net income (loss)
(viii)	adjusted earnings available to common shareholders	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders, excluding total notable items	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders
(x)	adjusted earnings available to common shareholders per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(xi)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xii)	adjusted return on equity	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items	(xiii)	return on equity
(xiv)	investment portfolio gains (losses)	(xiv)	net investment gains (losses)
(xv)	derivative gains (losses)	(xv)	net derivative gains (losses)
(xvi)	adjusted capitalization of DAC	(xvi)	capitalization of DAC
(xvii)	total MetLife, Inc.’s adjusted common stockholders’ equity	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	adjusted book value per common share	(xix)	book value per common share
(xx)	adjusted other expenses	(xx)	other expenses
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxii)	other expenses, net of capitalization of DAC
(xxiii)	adjusted expense ratio	(xxiii)	expense ratio
(xxiv)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiv)	expense ratio
(xxv)	direct expenses	(xxv)	other expenses
(xxvi)	direct expenses, excluding total notable items related to direct expenses	(xxvi)	other expenses
(xxvii)	direct expense ratio	(xxvii)	expense ratio
(xxviii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxviii)	expense ratio
(xxix)	future policy benefits at original discount rate	(xxix)	future policy benefits at balance sheet discount rate

Any financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period (“constant currency basis”).

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings materials, which are available at MetLife’s Investor Relations webpage (https://investor.metlife.com).

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
MetLife’s definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders, on a constant currency basis.

Adjusted earnings is used by MetLife’s chief operating decision maker, its chief executive officer, to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is MetLife’s GAAP measure of segment performance. Adjusted earnings and related measures based on adjusted earnings are also the measures by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and related measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted earnings, along with the related adjusted revenues, adjusted expenses and adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments. Also, adjusted earnings and related measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefit remeasurement gains (losses) and goodwill impairments. Further, net investment income is adjusted to exclude similar items relating to joint ventures accounted for under the equity method (“Joint venture adjustments”), and policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made in calculating adjusted earnings:
•	Universal life and investment-type product policy fees exclude asymmetrical accounting associated with in-force reinsurance.
•
Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”).

•	Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•
Policyholder benefits and claims excludes (i) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (ii) asymmetrical accounting associated with in-force reinsurance, and (iii) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.

•	Policyholder liability remeasurement gains (losses) excludes asymmetrical accounting associated with in-force reinsurance.
•
Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.

“Divested businesses” are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made in calculating adjusted earnings:
•	Beginning in the fourth quarter of 2025, net investment income excludes depreciation of wholly-owned real estate and real estate joint ventures.
•
Net investment income and interest credited to policyholder account balances exclude certain amounts related to contractholder-directed equity securities (“Unit-linked contract income” and “Unit-linked contract costs”).

•	Net investment income and other expenses exclude Reinsurance activity (as defined below).
•	Net investment income and interest expense on debt exclude amounts related to collateralized financing entities that are consolidated variable interest entities ("Consolidated collateralized financing entities").
•	Other revenues and other expenses exclude asset management distribution fees on funds that are passed through to distribution partners.
•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•
Other expenses exclude (i) amortization and impairment of asset management intangible assets, (ii) implementation of new insurance regulatory requirements and other costs, and (iii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

•
“Reinsurance activity” relates to amounts subject to ceded reinsurance arrangements with third parties and joint ventures, including (i) the related investment returns and expenses which are passed through to the reinsurers and (ii) the corresponding invested assets and cash and cash equivalents.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above is calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity and related measures
•
Total MetLife, Inc.’s adjusted common stockholders’ equity: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI and the embedded derivatives related to funds withheld on ceded reinsurance (representing unrealized investment gains (losses) passed through to reinsurers), all net of income tax.

•
Total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, the embedded derivatives related to funds withheld on ceded reinsurance (representing unrealized investment gains (losses) passed through to reinsurers) and total notable items, all net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average adjusted common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items: adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.’s average adjusted common stockholders’ equity, excluding total notable items.

The above measures represent a level of equity that excludes most components of AOCI, such as unrealized investment gains (losses), net of related offsets, and future policy benefits discount rate remeasurement gains (losses), as well as the impact of certain ceded reinsurance-related embedded derivatives, as these amounts are primarily driven by market volatility.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•
Direct expense ratio: direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.

•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Assets Under Management
• Total Assets Under Management (“Total AUM”) is comprised of MIM GA AUM plus Institutional Client AUM (each, as defined below).
•
MIM General Account AUM (“MIM GA AUM”) is used by MetLife to describe the portion of GA AUM (as defined below) that MetLife Investment Management, LLC and certain of its affiliates (“MIM”) manages or advises.

•
General Account AUM (“GA AUM”) is used by MetLife to describe assets in its general account (“GA”) investment portfolio. GA AUM is stated at estimated fair value and is comprised of GA total investments, the portion of the GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, and excludes policy loans, certain contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third parties and joint ventures, and certain other invested assets. Mortgage loans and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from real estate and real estate joint ventures and include them as commercial mortgage loans.

•
Institutional Client AUM is comprised of SA AUM plus Reinsurance AUM plus TP AUM (each, as defined below). MIM manages or advises Institutional Client AUM in accordance with client guidelines contained in each investment advisory agreement.

◦
Separate Account AUM (“SA AUM”) is comprised of separate account investment portfolios, which are managed or advised by MIM and included in MetLife, Inc.’s consolidated financial statements at estimated fair value, as well as accrued investment income on such assets.

◦
Reinsurance AUM is comprised of GA assets subject to ceded reinsurance arrangements with third parties and joint ventures, which are managed or advised by MIM and are generally included in MetLife, Inc.’s consolidated financial statements at estimated fair value, as well as accrued investment income on such assets.

◦
Third-Party AUM (“TP AUM”) is comprised of non-proprietary assets managed or advised by MIM on behalf of unaffiliated/third-party clients, which are stated at estimated fair value, as well as accrued investment income on such assets. Such non-proprietary assets are owned by unaffiliated/third-party clients and, accordingly, are generally not included in MetLife, Inc.’s consolidated financial statements.

•
Asia General Account AUM (“Asia GA AUM”) is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, and excludes policy loans, certain contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third parties and joint ventures, and certain other invested assets. Mortgage loans and real estate and real estate joint ventures included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance:
• Statistical sales information for Asia, Latin America and EMEA: calculated using 10% of single premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single premium deposits from credit insurance, and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.
• PRT includes U.K. funded reinsurance.
•
“Third-party mortgage loan activity” relates to amounts associated with mortgage loans originated and acquired for third parties, including (i) the related investment returns and expenses which are passed through to the third-party lenders and (ii) the corresponding mortgage loan assets.

APPENDIX METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CMBS	Commercial mortgage-backed securities
DAC	Deferred policy acquisition costs
AUM	Assets under management
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
MIM	MetLife Investment Management
MIM GA AUM	MetLife Investment Management general account assets under management
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
RMBS	Residential mortgage-backed securities
RIS	Retirement and Income Solutions
U.K.	United Kingdom
VOBA	Value of business acquired